IDEX MUTUAL FUNDS (“IDEX”)

Supplement  dated December 8, 2003 to Prospectus dated March 1, 2003, as previously supplemented
March 21, 2003, June 30, 2003, July 7, 2003, September 15, 2003 and September 19, 2003

Please retain this supplement for reference.

At a recent meeting of the Board of Trustees (the “Board”) of IDEX, the following changes to the IDEX investment options were approved:

Fund Reorganizations (changes subject to shareholder approval at special meetings held for the purpose):

IDEX PBHG Mid Cap Growth will merge into IDEX Transamerica Growth Opportunities, effective the close of business on or about February 29, 2004. The investment objective of IDEX Transamerica Growth Opportunities is to maximize long-term growth; the investment objective of IDEX PBHG Mid Cap Growth is to seek capital appreciation. IDEX Transamerica Growth Opportunities seeks to achieve its objective by investing principally in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. Transamerica Investment Management, LLC is the sub-adviser to IDEX Transamerica Growth Opportunities. The scheduled shareholder meeting is February 25, 2004.

IDEX Templeton Great Companies Global will merge into IDEX Janus Global effective the close of business on or about February 29, 2004. It is anticipated that upon consummation of the merger, the surviving fund will be renamed, restructured and managed as IDEX Templeton Great Companies Global, with co-sub-advisory services to be provided by Templeton Investment Counsel, LLC (“Templeton”) and Great Companies, L.L.C. (“Great Companies”). The investment objective of IDEX Templeton Great Companies Global is to seek long-term growth of capital; the investment objective of IDEX Janus Global is to seek long-term growth of capital in a manner consistent with preservation of capital. IDEX Templeton Great Companies Global is co-managed by two sub-advisers. Great Companies selects and manages the domestic stock portion of the fund’s portfolio, and seeks to achieve the fund’s objective by investing in common stocks of U.S. based companies that meet Great Companies’ screens for either being or becoming a “great company.” Templeton selects and manages the international stock portion of the fund’s portfolio, and seeks to achieve the fund’s objective by investing primarily in foreign equity securities. Fund assets are split between domestic and international holdings based on the Morgan Stanley Capital International World Index , adjusted periodically for changes in the index. IDEX Janus Global seeks to achieve its investment objective by investing primarily in a portfolio of equity securities of foreign and domestic issuers and depositary receipts. Upon consummation of the merger, if the surviving fund is renamed, restructured, and managed by Templeton and Great Companies, it is anticipated that the surviving fund will resemble IDEX Templeton Great Companies Global prior to the merger. The scheduled shareholder meeting is February 25, 2004.

IDEX Janus Growth & Income will merge into IDEX Janus Balanced effective the close of business on or about February 29, 2004. It is anticipated that upon consummation of the merger, the surviving fund will be renamed, restructured and managed as IDEX Transamerica Balanced, with sub-advisory services to be provided by Transamerica Investment Management, LLC (“TIM”). The investment objective of IDEX Janus Balanced is long-term capital growth, consistent with preservation of capital and balanced by current income. The investment objective of IDEX Janus Growth & Income is to seek long-term capital growth and current income. IDEX Janus Balanced seeks to achieve its objective by investing principally in equity securities. IDEX Janus Growth & Income seeks to achieve its investment objective by investing principally in 40% to 60% in securities selected primarily for growth potential, such as common stocks, and 40% to 60% in securities selected primarily for income potential, both equity and debt. Upon consummation of the merger, if the surviving fund is managed by TIM, the fund’s investment objectives and policies may change. The scheduled shareholder meeting is February 25, 2004.

IDEX expects that each of the Fund Reorganizations described above will be a tax-free reorganization, and that shareholders will not recognize gain or loss as a result of a Reorganization.

Fund Restructurings:

IDEX Janus Flexible Income is anticipated to be restructured as IDEX Transamerica Flexible Income, effective the close of business on or about February 29, 2004. The restructuring will include: 1) a sub-adviser change from Janus Capital Management LLC to Transamerica Investment Management, LLC; 2) a change of investment objective from “maximum total return for shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities” to “provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective”; and 3) a name change of the fund from IDEX Janus Flexible Income to IDEX Transamerica Flexible Income. The change of sub-adviser is subject to approval by shareholders at a special meeting to be held on February 25, 2004.

Investors should retain this Supplement for future reference.